UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2006

                                BEXIL CORPORATION
             (Exact name of registrant as specified in its charter)

              Maryland                      001-12233                          13-3907058
       (State of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)

                   11 Hanover Square, New York, New York 10005
               (Address of principal executive offices) (Zip Code)

                                 1-212-785-0400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|      Written communications pursuant to Rule 425 under the Securities Act


|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant

     On July 6, 2006, Bexil Corporation (the "Company") dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm. In addition, on July 6, 2006, prior to the Company notifying Deloitte of their dismissal, the Audit Committee (the "Committee") of the Board of Directors of the Company unanimously voted to recommend to the Board the dismissal of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm, effective upon the appointment by the Company of successor auditors. The Committee further recommended to the Board that the appointment of Tait, Weller & Baker LLP ("Tait") as the independent registered public accounting firm for the Company be approved. Also on July 6, 2006, the Board of Directors of the Company approved such recommendations.

     Deloitte's report on the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2005 and December 31, 2004, and through the date of termination of the engagement, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report.

     During the fiscal years ended December 31, 2005 and December 31, 2004 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B promulgated by the Securities and Exchange Commission (the "Commission") except on June 15, 2005, the Company inadvertently filed the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "2004 Report") before all pending edits and reviews were completed. Because the edits and review procedures had not been completed, the Company's Chief Financial Officer determined that the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 as filed should not be relied upon. On June 20, 2005, an amended 2004 Report was filed to correct certain errors which resulted from the inadvertent filing of the 2004 Report on June 15, 2005. The circumstances surrounding the inadvertent filing and a description of the edits which had not been completed are described in the Company's Current Report on Form 8-K dated June 15, 2005 and filed with the SEC on June 17, 2005. Additionally, in connection with the preparation of the 2004 Annual Report on Form 10KSB/A, management determined that deficiencies within its disclosure controls and procedures including internal control over financial reporting existed that related to the following:
(1) the Company's internal controls over SEC filings were not adequate and required further strengthening, (2) the controls over the application of APB 18, The Equity Method of Accounting for Investments in Common Stock, regarding the classification of income from equity affiliates did not operate effectively and
(3) the controls over the application of APB No. 20, Accounting Changes, did not operate effectively. The circumstances surrounding such deficiencies are described in the Company's 2004 Annual Report on Form 10KSB/A filed with the SEC on March 2, 2006.

     The Company has not consulted with Tait during the fiscal year ended December 31, 2005 nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Tait served as the independent registered public accounting firm for the Company with respect to each Quarterly Report on Form 10-QSB during the fiscal year ended December 31, 2004 and consulted with the Company regarding the application of accounting principles to the Company's deregistration as an investment company under the Investment Company Act of 1940 effective January 6, 2004. The Company has not consulted with Tait regarding the type of audit opinion that might be rendered on the Company's financial statements with respect to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

     The Company has provided Deloitte with a copy of this Form 8-K and has requested that Deloitte furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter of Deloitte to the Commission dated July 12, 2006 as required by Item 4.01 of Form 8-K, is attached to this Report as Exhibit 16.

Item 7.01 Regulation FD Disclosure

     The press release issued July 12, 2006 announcing the change in the Company's independent registered public accounting firm is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.    Description

16 Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated July 12, 2006.

99.1           Press release dated July 12, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BEXIL CORPORATION
                                                 (Registrant)

                                              /s/  THOMAS O'MALLEY
                                           By:     Thomas O'Malley
                                                   Chief Financial Officer

Date: July 12, 2006

Exhibit 16


                              Deloitte & Touche LLP
                          Certified Public Accountants

July 12, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

         We have read Item 4.01 of Bexil Corporation's Form 8-K dated July 6, 2006, and have the following comments:

1. We agree with the statements made in the first sentence of the first paragraph and in the second, third, and fifth paragraphs.

2. We have no basis on which to agree or disagree with the statements made in the second, third and fourth sentences of the first paragraph and in the fourth paragraph.

Sincerely,

/s/ Deloitte & Touche LLP

Exhibit 99.1


                            BEXIL ANNOUNCES CHANGE OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

New York (July 12, 2006)--Bexil Corporation (AMEX: BXL) announced today that, effective July 6, 2006, its Board of Directors has dismissed Deloitte & Touche LLP as the Company's independent registered public accounting firm and has engaged Tait, Weller & Baker LLP as its new independent registered public accounting firm.

"We are looking forward to our relationship with Tait, Weller," stated Thomas O'Malley, the Company's Chief Financial Officer. "We believe that Tait, Weller's experience and technical expertise will be a good fit with Bexil," he continued. Mr. O'Malley did note that Deloitte's dismissal was not a result of any disagreement between Deloitte and the Company, including in regard to the Company's accounting principles and practices, financial statement disclosures or audit procedures.

Bexil is a holding company. More information about Bexil may be found at www.bexil.com. Approximately 25% of Bexil's shares are owned by Winmill & Co. Incorporated (OTC: WNMLA), which is engaged through subsidiaries in stock market and gold investing through its investment management of equity and gold mutual funds, as well as through proprietary securities trading.

This press release may contain forward-looking statements and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, these forward-looking statements.

Contact: Thomas O'Malley
         tomalley@bexil.com
         1-212-785-0400, ext. 267


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